Exhibit 99.2

Supplemental Operating and Financial Data

FIRST QUARTER: MARCH 31, 2013

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.

Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information related to trends, leasing expectations, weighted average lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue, our credit ratings, construction and development activity, projected construction costs and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•

risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully integrate and operate acquired or developed properties or businesses;

•	the suitability of our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for development;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to reporting companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	losses in excess of our insurance coverage;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2012, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, develops and manages technology-related real estate. The Company is focused on providing datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. As of March 31, 2013, the Company’s 122 properties, excluding three properties held as investments in unconsolidated joint ventures, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 22.7 million net rentable square feet, including approximately 2.6 million square feet of space held for development, Digital Realty’s portfolio is located throughout North America, Europe, Asia and Australia. For additional information, please visit the Company’s website at www.digitalrealty.com.

Corporate Headquarters

Four Embarcadero Center, Suite 3200

San Francisco, California 94111

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealty.com

Senior Management

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Chief Acquisitions Officer

David J. Caron: Senior Vice President, Portfolio Management

Matt Miszewski: Senior Vice President, Sales

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealty.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Baird	Bank of America Merrill Lynch	Barclays Capital	Canaccord Genuity	Cantor Fitzgerald	Citigroup	Deutsche Bank
Dave Rodgers	James Feldman	Ross Smotrich	Greg Miller	David Toti	Michael Bilerman	Vincent Chao
(216) 737-7341	(646) 855-5808	(212) 526-2306	(212) 389-8128	(212) 915-1219	(212) 816-1685	(212) 250-6799

			Eric Z. Chu	Evan Smith	Emmanuel Korchman
			(212) 389-8129	(212) 915-1220	(212) 816-1382

Evercore	Goldman Sachs	Green Street	ISI	Jefferies	JMP Securities	KeyBanc Capital Markets
Johnathan Schildkraut	Matthew Rand	John Stewart	Steve Sakwa	Omotayo Okusanya	William C. Marks	Jordan Sadler
(212) 497-0864	(212) 902-4227	(949) 640-8780	(212) 446-9462	(212) 336-7076	(415) 835-8944	(917) 368-2280

Robert Gutman	Andrew Rosivach	Eric Frankel	George Auerbach		Mitch Germain	Craig Mailman
(212) 497-0877	(212) 902-2796	(949) 640-8780	(212) 446-9459		(212) 906-3546	(917) 368-2316

Macquarie	MLV & Co.	Morgan Stanley	Raymond James	RBC Capital Markets	Stifel Nicolaus	UBS
Rob Stevenson	Jonathan M. Petersen	Paul Morgan	Paul D. Puryear	Jonathan Atkin	Todd Weller	Ross Nussbaum
(212) 231-8068	(646) 556-9185	(415) 576-2627	(727) 567-2253	(415) 633-8589	(443) 224-1305	(212) 713-2484

		Vance Edelson	William A. Crow		Ben Lowe	Gabriel Hilmoe
		(212) 761-0078	(727) 567-2594		(443) 224-1264	(212) 713-3876

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Corporate Information

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series E Preferred Stock:	DLRPRE
Series F Preferred Stock:	DLRPRF
Series G Preferred Stock (1):	DLRPRG

Note that symbols may vary by stock quote provider.

(1)	Issued in April 2013.

Credit Ratings

Standard & Poors
Corporate Credit Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

Moody’s
Issuer Rating	Baa2	(Stable Outlook)
Preferred Stock	Baa3

Fitch
Issuer Default Rating	BBB	(Stable Outlook)
Preferred Stock	BB+

These credit ratings may not reflect the potential impact of risks relating to the structure or trading of the Company’s securities and are provided solely for informational purposes. Credit ratings are not recommendations to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. The Company does not undertake any obligation to maintain the ratings or to advise of any change in ratings. Each agency’s rating should be evaluated independently of any other agency’s rating. An explanation of the significance of the ratings may be obtained from each of the rating agencies.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
High Price *	$72.92	$70.16	$80.59	$76.04	$74.04
Low Price *	$62.75	$59.25	$66.70	$67.84	$65.00
Closing Price, end of quarter *	$66.91	$67.89	$69.85	$75.07	$73.97
Average daily trading volume *	1,420,527	1,389,261	1,215,760	1,073,521	1,026,947
Indicated dividend per common share **	$3.12	$2.92	$2.92	$2.92	$2.92
Closing annual dividend yield, end of quarter	4.7%	4.3%	4.2%	3.9%	3.9%
Closing shares and units outstanding, end of quarter ***	131,410,505	127,992,183	127,887,458	115,050,528	112,215,683
Closing market value of shares and units outstanding (thousands), end of quarter	$8,792,677	$8,689,389	$8,932,939	$8,636,843	$8,300,594

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of March 31, 2013, the total number of shares and units includes 128,413,791 common stock, 1,509,814 common units held by third parties and 1,486,900 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealty.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Ownership Structure

As of March 31, 2013

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	128,413,791	97.7%
Cambay Tele.com, LLC (3)	1,509,814	1.2%
Directors, Executive Officers and Others	1,486,900	1.1%

Total	131,410,505	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units, vested and unvested long-term incentive units and vested class C units and excludes all unexercised common stock options.
(2)	The total number of units includes 128,413,791 common units, 1,509,814 common units held by third parties and 1,486,900 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unexercised common stock options and all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions.
(3)	This third-party contributor received the common units (along with cash and our operating partnership’s assumption of debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Includes 409,913 common units held by the members of Cambay Tele.com, LLC.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Shares and Units at End of Quarter

Common shares outstanding	128,413,791	125,140,783	123,261,390	110,268,388	107,342,049
Common units outstanding	2,996,714	2,851,400	4,626,068	4,782,140	4,873,634

Total shares and operating partnership units	131,410,505	127,992,183	127,887,458	115,050,528	112,215,683

Enterprise Value

Market value of common equity (1)	$8,792,677	$8,689,389	$8,932,939	$8,636,843	$8,300,594
Liquidation value of preferred equity	470,000	593,413	597,447	644,096	590,081
Total debt at balance sheet carrying value	4,682,124	4,278,565	4,080,073	3,400,212	3,271,848

Total enterprise value	$13,944,801	$13,561,367	$13,610,459	$12,681,151	$12,162,523

Total debt/Total enterprise value	33.6%	31.5%	30.0%	26.8%	26.9%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$9,011,433	$8,809,153	$8,430,710	$6,828,926	$6,511,710
Total assets	8,971,492	8,819,214	8,512,598	6,717,113	6,418,061
Total liabilities	5,589,544	5,320,830	4,985,042	3,978,929	3,785,077

Selected Operating Data

Total operating revenues	$358,370	$349,736	$342,479	$303,704	$283,148
Total operating expenses	259,784	255,098	245,404	215,255	197,232
Interest expense	48,078	40,350	41,047	37,681	38,030
Net income	51,681	55,895	56,921	53,968	49,263
Net income available to common stockholders	42,657	44,815	45,615	42,021	39,211

Financial Ratios

EBITDA (2)	$203,561	$192,893	$189,212	$170,211	$161,957
Adjusted EBITDA (3)	$212,585	$203,973	$200,518	$182,158	$172,009
Cash interest expense (4)	$56,163	$30,311	$54,517	$27,447	$53,876
Fixed charges (5)	$68,113	$43,829	$67,919	$42,646	$66,477
Debt service coverage ratio (6)	3.8x	6.7x	3.7x	6.6x	3.2x
Fixed charge coverage ratio (7)	3.1x	4.7x	3.0x	4.3x	2.6x

Profitability Measures

Net income per common share - basic	$0.34	$0.36	$0.37	$0.38	$0.37
Net income per common share - diluted	$0.34	$0.36	$0.37	$0.38	$0.36
Funds From Operations (FFO) per diluted share and unit (8)	$1.16	$1.16	$1.13	$1.09	$1.06
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.93	$0.88	$0.88	$0.86	$0.86
Dividends per share and common unit	$0.78	$0.73	$0.73	$0.73	$0.73
Diluted FFO payout ratio (10)	67.5%	63.0%	64.8%	67.1%	69.1%
Diluted AFFO payout ratio (9) (11)	84.1%	82.6%	82.6%	85.4%	84.6%

Portfolio Statistics

Buildings	175	168	161	155	148
Properties	122	117	110	105	102
Net rentable square feet, excluding development space and unconsolidated joint ventures	20,158,840	19,488,757	18,922,065	17,881,857	16,923,054
Square feet held for development (12)	2,588,034	2,427,257	2,242,204	2,177,144	2,189,203

Occupancy at end of quarter (13)	94.0%	94.4%	94.2%	93.5%	94.8%
Weighted average remaining lease term (years) (14)	6.9	6.9	7.0	7.0	7.0
Same store occupancy at end of quarter (13)(15)	93.1%	93.7%	94.2%	93.2%	94.6%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in our operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes all shares potentially issuable upon exchange of our 5.50% exchangeable senior debentures due 2029 or upon conversion of our series E and series F cumulative redeemable preferred stock upon certain change of control transactions.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 31. For a reconciliation of net income available to common stockholders to EBITDA, see page 11.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and non-controlling interests. For a discussion of Adjusted EBITDA, see page 31. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 11.
(4)	Cash interest expense is interest expense per our statement of operations less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 11.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see page 10.
(9)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures. For a definition and discussion of AFFO, see page 31. For a reconciliation of FFO to AFFO, see page 10.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Development space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy exclude space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(14)	Weighted average remaining lease term excludes renewal options and is weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2011.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Consolidated Balance Sheets

(Dollars in thousands, except per share data)

	March 31, 2013	December 31, 2012
	(unaudited)
ASSETS

Investments in real estate
Land	$679,803	$661,058
Acquired ground leases	13,137	13,658
Buildings and improvements	7,826,501	7,662,973
Tenant improvements	419,062	404,830

Investments in real estate	8,938,503	8,742,519
Accumulated depreciation and amortization	(1,288,440)	(1,206,017)

Net investments in properties	7,650,063	7,536,502
Investment in unconsolidated joint ventures	72,930	66,634

Net investments in real estate	7,722,993	7,603,136

Cash and cash equivalents	42,130	56,281

Accounts and other receivables, net of allowance for doubtful accounts of $4,709 and $3,609 as of March 31, 2013 and December 31, 2012, respectively	177,951	168,286
Deferred rent	340,753	321,715
Acquired above market leases, net	59,079	65,055
Acquired in place lease value and deferred leasing costs, net	494,384	495,205
Deferred financing costs, net	33,393	30,621
Restricted cash	43,929	44,050
Other assets	56,880	34,865

Total Assets	$8,971,492	$8,819,214

LIABILITIES AND EQUITY

Global revolving credit facility	$546,649	$723,729
Unsecured term loan	747,830	757,839
Unsecured senior notes, net of discount	2,341,972	1,738,221
Exchangeable senior debentures	266,400	266,400
Mortgage loans, net of premiums	779,273	792,376
Accounts payable and other accrued liabilities	613,537	646,427
Accrued dividends and distributions	—	93,434
Acquired below market leases, net	141,257	148,233
Security deposits and prepaid rents	152,626	154,171

Total Liabilities	5,589,544	5,320,830

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value per share, 30,000,000 shares authorized:

Series D Cumulative Convertible Preferred Stock, 5.500%, $0 and $123,413 liquidation preference, respectively ($25.00 per share), 0 and 4,936,505 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	—	119,348

Series E Cumulative Redeemable Preferred Stock, 7.000%, $287,500 and $287,500 liquidation preference, respectively ($25.00 per share), 11,500,000 and 11,500,000 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	277,172	277,172

Series F Cumulative Redeemable Preferred Stock, 6.625%, $182,500 and $182,500 liquidation preference, respectively ($25.00 per share), 7,300,000 and 7,300,000 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	176,191	176,191

Common Stock: $0.01 par value per share, 165,000,000 shares authorized, 128,413,791 and 125,140,783 shares issued and outstanding as of March 31, 2013 and December 31, 2012, respectively	1,279	1,247
Additional paid-in capital	3,677,070	3,562,642
Dividends in excess of earnings	(713,612)	(656,104)
Accumulated other comprehensive income, net	(72,473)	(12,191)

Total stockholders’ equity	3,345,627	3,468,305

Noncontrolling interests:
Noncontrolling interest in operating partnership	30,186	24,135
Noncontrolling interest in consolidated joint ventures	6,135	5,944

Total noncontrolling interests	36,321	30,079

Total Equity	3,381,948	3,498,384

Total Liabilities and Equity	$8,971,492	$8,819,214

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Rental	$281,399	$272,906	$260,052	$234,923	$222,834
Tenant reimbursements	75,917	75,147	78,878	60,422	57,862
Construction management	806	1,525	2,497	1,954	2,452
Other	248	158	1,052	6,405	—

Total operating revenues	358,370	349,736	342,479	303,704	283,148

Rental property operating and maintenance	106,780	106,095	106,660	87,576	79,845
Property taxes	21,042	19,682	17,982	15,769	16,042
Insurance	2,205	2,647	2,463	2,260	2,230
Construction management	384	184	623	596	193
Depreciation and amortization	111,623	107,718	101,840	89,000	83,995
General and administrative	15,951	13,441	14,409	15,109	14,250
Transactions	1,763	5,331	504	4,608	677
Other	36	—	923	337	—

Total operating expenses	259,784	255,098	245,404	215,255	197,232

Operating income	98,586	94,638	97,075	88,449	85,916

Equity in earnings of unconsolidated joint ventures	2,335	1,733	1,520	3,493	1,389
Interest and other income	41	(116)	83	1,216	709
Interest expense	(48,078)	(40,350)	(41,047)	(37,681)	(38,030)
Tax expense	(1,203)	(10)	(710)	(1,206)	(721)
Loss from early extinguishment of debt	—	—	—	(303)	—

Net income	51,681	55,895	56,921	53,968	49,263
Net income attributable to noncontrolling interests	(970)	(1,329)	(1,529)	(1,634)	(1,221)

Net income attributable to Digital Realty Trust, Inc.	50,711	54,566	55,392	52,334	48,042
Preferred stock dividends	(8,054)	(9,751)	(9,777)	(10,313)	(8,831)

Net income available to common stockholders	$42,657	$44,815	$45,615	$42,021	$39,211

Net income per share available to common stockholders - basic	$0.34	$0.36	$0.37	$0.38	$0.37

Net income per share available to common stockholders - diluted	$0.34	$0.36	$0.37	$0.38	$0.36

Weighted-average shares outstanding - basic	126,445,285	123,824,957	122,026,421	109,761,017	107,099,856

Weighted-average shares outstanding - diluted	126,738,339	124,145,590	122,353,511	110,166,082	107,584,856

Weighted-average fully diluted shares and units	129,181,095	127,835,847	126,569,841	114,505,563	111,917,822

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$42,657	$44,815	$45,615	$42,021	$39,211

Adjustments:

Noncontrolling interests in operating partnership	824	1,336	1,574	1,661	1,586
Real estate related depreciation and amortization (1)	110,690	106,797	100,994	88,186	82,993
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	833	727	710	866	905
Gain on sale of assets held in unconsolidated joint venture	—	—	—	(2,325)	—

FFO available to common stockholders and unitholders	$155,004	$153,675	$148,893	$130,409	$124,695

FFO per share and unit:
Basic	$1.20	$1.21	$1.18	$1.14	$1.12
Diluted (2)	$1.16	$1.16	$1.13	$1.09	$1.06

Weighted-average shares and units outstanding - basic	128,888	127,515	126,243	114,100	111,433
Weighted-average shares and units outstanding - diluted (2)	137,680	137,510	137,304	125,824	125,482

(1) Real estate related depreciation and amortization was computed as follows:

Depreciation and amortization per income statement	$111,623	$107,718	$101,840	$89,000	$83,995
Non-real estate depreciation	(933)	(921)	(846)	(814)	(1,002)

	$110,690	$106,797	$100,994	$88,186	$82,993

(2)     At March 31, 2013, we had 0 series D convertible preferred shares outstanding, as a result of the redemption of all remaining shares on February 26, 2013, which calculates into 1,909 common shares on a weighted average basis for the three months ended March 31, 2013. For the three months ended March 31, 2013, we have excluded the effect of dilutive series E and series F preferred stock, as applicable, that may be converted upon the occurrence of specified change in control transactions as described in the articles supplementary governing the series E and series F preferred stock, as applicable, which we consider highly improbable; if included, the dilutive effect for the three months ended March 31, 2013 would be 7,161. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures due 2029 that were exchangeable for 6,590 common shares on a weighted average basis for the three months ended March 31, 2013. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$155,004	$153,675	$148,893	$130,409	$124,695

Add: Series C convertible preferred dividends	—	—	—	—	1,402
Add: Series D convertible preferred dividends	—	1,697	1,723	2,394	2,398
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	4,050	4,050

FFO available to common stockholders and unitholders - diluted	$159,054	$159,422	$154,666	$136,853	$132,545

Weighted average common stock and units outstanding	128,888	127,515	126,243	114,100	111,433
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	293	321	327	405	485
Add: Effect of dilutive series C convertible preferred stock	—	—	—	489	2,785
Add: Effect of dilutive series D convertible preferred stock	1,909	3,143	4,219	4,374	4,337
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,590	6,531	6,515	6,456	6,442

Weighted average common stock and units outstanding - diluted	137,680	137,510	137,304	125,824	125,482

Note: For a definition and discussion of FFO, see page 31.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Reconciliation of FFO to AFFO (Note):

FFO available to common stockholders and unitholders	$155,004	$153,675	$148,893	$130,409	$124,695

Adjustments:

Non-real estate depreciation	933	921	846	814	1,002
Amortization of deferred financing costs	2,431	2,359	2,328	1,799	2,214
Amortization of debt discount	605	340	260	250	247
Non-cash compensation	2,888	2,709	2,741	3,775	3,407
Loss from early extinguishment of debt	—	—	—	303	—
Straight line rents	(21,169)	(20,004)	(20,221)	(19,649)	(15,902)
Above and below market rent amortization	(3,045)	(2,819)	(2,333)	(2,871)	(2,239)
Change in fair value of contingent consideration (3)	1,300	(1,051)	—	—	—
Capitalized leasing compensation	(3,453)	(4,008)	(3,847)	(3,334)	(3,913)
Recurring capital expenditures and tenant improvements (4)	(4,613)	(6,272)	(3,562)	(6,128)	(5,431)
Capitalized leasing commissions (4)	(7,272)	(10,037)	(9,493)	(4,201)	(3,607)

AFFO available to common stockholders and unitholders	$123,609	$115,813	$115,612	$101,167	$100,473

(3)	Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(4)	All periods presented include internal leasing commissions, the amounts of which have historically been included in capitalized leasing commissions and were previously excluded from recurring capital expenditures.

Note: For a definition and discussion of AFFO, see page 31. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Reconciliation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Net income available to common stockholders	$42,657	$44,815	$45,615	$42,021	$39,211

Interest	48,078	40,350	41,047	37,681	38,030
Loss from early extinguishment of debt	—	—	—	303	—
Taxes	1,203	10	710	1,206	721
Depreciation and amortization	111,623	107,718	101,840	89,000	83,995

EBITDA	203,561	192,893	189,212	170,211	161,957

Noncontrolling interests	970	1,329	1,529	1,634	1,221
Preferred stock dividends	8,054	9,751	9,777	10,313	8,831

Adjusted EBITDA	$212,585	$203,973	$200,518	$182,158	$172,009

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 31. EBITDA and Adjusted EBITDA for the three months ended June 30, 2012 include a gain on sale of 700 / 750 Central Expressway, held through an unconsolidated joint venture, of approximately $2.3 million. Excluding this gain, EBITDA and Adjusted EBITDA would have been $167.9 million and $179.9 million, respectively, for three months ended June 30, 2012.

Financial Ratios

(unaudited and in thousands)

	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12

Total GAAP interest expense	$48,078	$40,350	$41,047	$37,681	$38,030
Capitalized interest	5,343	7,833	4,496	4,602	4,526
Change in accrued interest and other non-cash amounts	2,742	(17,872)	8,974	(14,836)	11,320

Cash interest expense (a)	56,163	30,311	54,517	27,447	53,876
Scheduled debt principal payments and preferred dividends	11,950	13,518	13,402	15,199	12,601

Total fixed charges (b)	$68,113	$43,829	$67,919	$42,646	$66,477

Debt service coverage ratio based on GAAP interest expense (c)	4.4x	5.1x	4.9x	4.8x	4.5x
Debt service coverage ratio based on cash interest expense (d)	3.8x	6.7x	3.7x	6.6x	3.2x
Fixed charge coverage ratio based on GAAP interest expense (e)	3.5x	3.8x	3.7x	3.4x	3.4x
Fixed charge coverage ratio based on cash interest expense (f)	3.1x	4.7x	3.0x	4.3x	2.6x
Debt to total enterprise value including debt and preferred equity (g)	33.6%	31.5%	30.0%	26.8%	26.9%
Debt plus preferred stock to total enterprise value including debt and preferred equity (h)	36.9%	35.9%	34.4%	31.9%	31.8%
Pretax income to interest expense (i)	2.1x	2.4x	2.4x	2.4x	2.3x
Net Debt to Adjusted EBITDA (j)	5.5x	5.2x	5.0x	4.6x	4.7x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(c)	Adjusted EBITDA divided by GAAP interest expense.
(d)	Adjusted EBITDA divided by cash interest expense.
(e)	Adjusted EBITDA divided by the sum of GAAP interest expense, scheduled debt principal payments and preferred dividends.
(f)	Adjusted EBITDA divided by fixed charges.
(g)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(h)	Same as (e), except numerator includes preferred stock.
(i)	Calculated as net income, adding back interest expense and divided by GAAP interest expense.
(j)	Calculated as total debt at balance sheet carrying value (see page 7) less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Mar-13	31-Dec-12	30-Sep-12	30-Jun-12	31-Mar-12
Operating Revenues:

Rental	$245,678	$237,932	$233,341	$229,875	$221,067
Tenant reimbursements - Utilities	42,525	41,736	47,127	40,726	36,879
Tenant reimbursements - Other	20,124	19,941	19,408	18,561	20,053
Construction management (2)	—	—	—	—	—
Other	248	158	1,052	6,405	—

Total operating revenues	308,575	299,767	300,928	295,567	277,999

Operating Expenses:

Rental property operating and maintenance - Utilities	45,032	44,633	50,080	42,468	38,854
Rental property operating and maintenance - Other	47,083	49,344	44,614	43,246	40,335
Property taxes	18,695	17,249	16,589	15,428	15,925
Insurance	2,111	2,299	2,151	2,218	2,193
Construction management (2)	—	—	—	—	—
Depreciation and amortization	96,177	91,993	89,279	86,886	82,956
General and administrative (3)	15,951	13,441	14,409	15,109	14,250
Transactions (4)	—	—	—	—	—
Other	36	—	923	337	—

Total operating expenses	225,085	218,959	218,045	205,692	194,513

Operating income	83,490	80,808	82,883	89,875	83,486

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	2,346	1,743	1,531	3,493	1,389
Interest and other income	39	(118)	(53)	1,263	774
Interest expense	(42,007)	(38,383)	(39,208)	(37,643)	(38,030)
Tax expense	(831)	310	(587)	(1,083)	(598)
Loss from early extinguishment of debt	—	—	—	(303)	—

Net income	$43,037	$44,360	$44,566	$55,602	$47,021

New properties (1)

Operating Revenues:

Rental	$35,721	$34,974	$26,711	$5,048	$1,767
Tenant reimbursements - Utilities	8,720	8,349	8,999	1,205	499
Tenant reimbursements - Other	4,548	5,121	3,344	(70)	431
Construction management (2)	806	1,525	2,497	1,954	2,452
Other	—	—	—	—	—

Total operating revenues	49,795	49,969	41,551	8,137	5,149

Operating Expenses:

Rental property operating and maintenance - Utilities	8,940	8,407	8,786	1,154	498
Rental property operating and maintenance - Other	5,725	3,711	3,180	708	158
Property taxes	2,347	2,433	1,393	341	117
Insurance	94	348	312	42	37
Construction management (2)	384	184	623	596	193
Depreciation and amortization	15,446	15,725	12,561	2,114	1,039
General and administrative (3)	—	—	—	—	—
Transactions (4)	1,763	5,331	504	4,608	677
Other	—	—	—	—	—

Total operating expenses	34,699	36,139	27,359	9,563	2,719

Operating income	15,096	13,830	14,192	(1,426)	2,430

Other Income (Expenses):
Equity in earnings of unconsolidated joint ventures	(11)	(10)	(11)	—	—
Interest and other income	2	2	136	(47)	(65)
Interest expense	(6,071)	(1,967)	(1,839)	(38)	—
Tax expense	(372)	(320)	(123)	(123)	(123)
Loss from early extinguishment of debt	—	—	—	—	—

Net Income	$8,644	$11,535	$12,355	$(1,634)	$2,242

(1)	Same store properties are properties that were acquired on or before December 31, 2011 and new properties are properties acquired after December 31, 2011.
(2)	Construction management revenues and expenses are included entirely in new properties as they are not allocable to specific properties.
(3)	General and administrative expenses are included entirely in same store properties as they are not allocable to specific properties.
(4)	Transaction expenses are included entirely in new properties as they are not allocable to specific properties.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Mar-13	31-Dec-12	Percentage Change	31-Mar-12	Percentage Change

Rental (2)	$245,678	$237,932	3.3%	$221,067	11.1%
Tenant reimbursements - Utilities	42,525	41,736	1.9%	36,879	15.3%
Tenant reimbursements - Other	20,124	19,941	0.9%	20,053	0.4%

	308,327	299,609	2.9%	277,999	10.9%

Rental property operating and maintenance - Utilities	45,032	44,633	0.9%	38,854	15.9%
Rental property operating and maintenance - Other	47,083	49,344	(4.6%)	40,335	16.7%
Property taxes	18,695	17,249	8.4%	15,925	17.4%
Insurance	2,111	2,299	(8.2%)	2,193	(3.7%)

	112,921	113,525	(0.5%)	97,307	16.0%

Net Operating Income (3)	$195,406	$186,084	5.0%	$180,692	8.1%

Same store occupancy at end of quarter (4)	93.1%	93.7%	(0.6%)	94.6%	(1.5%)

(1)	Same store properties were acquired on or before December 31, 2011.
(2)	For the periods presented, same store straight-line rent was $18,528, $18,555 and $15,592, respectively, and non-cash purchase accounting adjustments were $2,215, $2,135, and $1,806, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 31.
(4)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date	Principal Balance as of March 31, 2013	% of Debt	Interest Rate as of March 31, 2013	Interest Rate as of March 31, 2013 including swaps
Revolving Credit Facility
Global revolving credit facility	November 2, 2016 (1)	546,649	11.7%	2.00%

		$546,649	11.7%

Unsecured term loan:
Unsecured term loan	April 16, 2017	747,830	16.0%	1.95%	2.33%

		$747,830	16.0%

Unsecured senior notes:
Prudential Shelf Facility:
Series B	November 5, 2013	33,000	0.7%	9.32%
Series C	January 6, 2016	25,000	0.5%	9.68%
Series D	January 20, 2015	50,000	1.1%	4.57%
Series E	January 20, 2017	50,000	1.1%	5.73%
Series F	February 3, 2015	17,000	0.4%	4.50%

Total Prudential Shelf Facility		$175,000	3.8%

Senior Notes:
4.50% notes due 2015	July 15, 2015	375,000	8.0%	4.50%
5.875% notes due 2020	February 1, 2020	500,000	10.7%	5.88%
5.25% notes due 2021	March 15, 2021	400,000	8.5%	5.25%
3.625% notes due 2022	October 1, 2022	300,000	6.4%	3.63%
4.25% notes due 2025	January 17, 2025	607,920	13.0%	4.25%
Unamortized discounts		(15,948)	-0.4%

Total senior notes		$2,166,972	46.2%

Total unsecured senior notes		$2,341,972	50.0%

Exchangeable senior debentures:
5.50% exchangeable senior debentures due 2029	April 15, 2029	266,400	5.7%	5.50%

Total exchangeable senior debentures		$266,400	5.7%

Mortgage loans:
Paul van Vlissingenstraat 16	July 18, 2013	12,904	0.3%	1.81%	5.58%
Chemin de l’Epinglier 2	July 18, 2013	9,337	0.2%	1.71%	5.57%
1500 Space Park Drive	October 5, 2013	35,104	0.7%	6.15%
Gyroscoopweg 2E-2F	October 18, 2013	8,217	0.2%	1.71%	5.49%
360 Spear Street	November 8, 2013	46,352	1.0%	6.32%
Mundells Roundabout	November 30, 2013	65,085	1.4%	1.71%	4.18%
Clonshaugh Industrial Estate II	September 4, 2014	38,457	0.8%	4.71%	7.20%
Cressex 1	October 16, 2014	26,586	0.6%	5.68%
Manchester Technopark	October 16, 2014	8,088	0.2%	5.68%
Secured Term Debt	November 11, 2014	135,225	2.9%	5.65%
200 Paul Avenue 1-4	October 8, 2015	72,159	1.5%	5.74%
8025 North Interstate 35	March 6, 2016	6,500	0.1%	4.09%
600 West Seventh Street	March 15, 2016	50,777	1.1%	5.80%
34551 Ardenwood Boulevard 1-4	November 11, 2016	52,718	1.1%	5.95%
2334 Lundy Place	November 11, 2016	38,342	0.8%	5.96%
1100 Space Park Drive	December 11, 2016	52,689	1.1%	5.89%
2045 & 2055 LaFayette Street	February 6, 2017	64,364	1.4%	5.93%
150 South First Street	February 6, 2017	50,640	1.1%	6.30%
731 East Trade Street	July 1, 2020	4,431	0.1%	8.22%
Unamortized net premiums		1,298	0.0%

		$779,273	16.6%

Total Consolidated Debt		$4,682,124	100.0%

Weighted average cost of debt (including interest rate swaps)					4.33%

(1)	Assumes all extensions will be exercised.

Global Revolving Credit Facility

(in thousands)

	Maximum Available as of March 31, 2013	Available as of March 31, 2013 (2)	Drawn as of March 31, 2013
Global Revolving Credit Facility	$1,800,000	$1,221,483	$546,649

(2)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Debt Maturities

(unaudited, in thousands)

	2013	2014	2015	2016	2017	Thereafter	Total

Unsecured term loan	$—	$—	$—	$—	$747,830	$—	$747,830
4.25% notes due 2025	—	—	—	—	—	607,920	607,920
Global revolving credit facility (1)	—	—	—	546,649	—	—	546,649
5.875% notes due 2020	—	—	—	—	—	500,000	500,000
5.25% notes due 2021	—	—	—	—	—	400,000	400,000
4.50% notes due 2015	—	—	375,000	—	—	—	375,000
3.625% notes due 2022	—	—	—	—	—	300,000	300,000
5.50% exchangeable senior debentures due 2029 (2)	—	266,400	—	—	—	—	266,400
Prudential shelf facility senior notes	33,000	—	67,000	25,000	50,000	—	175,000
Secured Term Debt (3)	2,259	132,966	—	—	—	—	135,225
200 Paul Avenue 1-4	1,445	2,048	68,666	—	—	—	72,159
Mundells Roundabout	65,085	—	—	—	—	—	65,085
2045 & 2055 LaFayette Street	741	1,060	1,125	1,195	60,243	—	64,364
34551 Ardenwood Boulevard 1-4	567	812	862	50,477	—	—	52,718
1100 Space Park Drive	574	821	871	50,423	—	—	52,689
600 West Seventh Street	1,229	1,723	1,825	46,000	—	—	50,777
150 South First Street	543	781	832	878	47,606	—	50,640
360 Spear Street	46,352	—	—	—	—	—	46,352
Clonshaugh Industrial Estate II	—	38,457	—	—	—	—	38,457
2334 Lundy Place	412	590	626	36,714	—	—	38,342
1500 Space Park Drive	35,104	—	—	—	—	—	35,104
Cressex 1	349	26,237	—	—	—	—	26,586
Paul van Vlissingenstraat 16	12,904	—	—	—	—	—	12,904
Chemin de l’Epinglier 2	9,337	—	—	—	—	—	9,337
Gyroscoopweg 2E-2F	8,217	—	—	—	—	—	8,217
Manchester Technopark	106	7,982	—	—	—	—	8,088
8025 North Interstate 35	186	257	268	5,789	—	—	6,500
731 East Trade Street	244	350	418	503	546	2,370	4,431

Total	$218,654	$480,484	$517,493	$763,628	$906,225	$1,810,290	$4,696,774

Weighted Average Term to Initial Maturity (2)		5.2 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options) (2)		5.3 Years

(1)	Assumes all extensions will be exercised.
(2)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.
(3)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.

Note: Total excludes $1,298 of loan premiums, net and ($4,512), ($6,355), ($551), ($751), and ($3,779) of debt discount on 4.25% unsecured senior notes due 2025, 5.875% unsecured senior notes due 2020, 4.50% unsecured senior notes due 2015, 5.25% unsecured senior notes due 2021, and 3.625% unsecured senior notes due 2022, respectively.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of March 31, 2013
	4.50% Notes due 2015, 5.875% Notes due 2020 & 5.25% Notes due 2021		3.625% Notes due 2022 & 4.250% Notes due 2025	Global Revolving Credit Facility
	Required	Actual	Actual	Required	Actual
Total Outstanding Debt / Total Assets (2)	Less than 60%	46%	43%	Less than 60% (3)	39%
Secured Debt / Total Assets (4)	Less than 40%	8%	7%	Less than 40%	7%
Total Unencumbered Assets / Unsecured Debt	Greater than 150%	226%	244%		N/A
Consolidated EBITDA / Interest Expense (5)	Greater than 1.50x	3.7 x	3.7 x		N/A
Fixed Charge Coverage		N/A	N/A	Greater than 1.50x	3.4 x
Unsecured Debt / Total Unencumbered Asset Value (6)		N/A	N/A	Less than 60%	43%
Unencumbered Assets Debt Service Coverage Ratio		N/A	N/A	Greater than 1.50x	5.3 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to: the Indenture dated January 28, 2010, which governs the 5.875% Notes due 2020; the Indenture dated July 8, 2010, which governs the 4.50% Notes due 2015; the Indenture and Supplemental Indenture No. 1 dated March 8, 2011, which governs the 5.25% Notes due 2021; the Indenture and Supplemental Indenture No. 1 dated September 24, 2012, which governs the 3.625% Notes due 2022; the Indenture dated January 18, 2013, which governs the 4.250% Guaranteed Notes due 2025; and the Global Senior Credit Agreement dated as of November 3, 2011, which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Global Revolving Credit Facility. Under the 4.50% Notes due 2015, 5.875% Notes due 2020, and 5.25% Notes due 2021, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the 3.625% Notes due 2022 and 4.250% Guaranteed Notes due 2025, Total Assets is calculated using Consolidated EBITDA capped at 8.25%. Under the Global Revolving Credit Facility, Total Asset Value is calculated using Adjusted Net Operating Income capped at 8.25% for Data Center Assets and 7.50% for Other Assets.
(3)	The Company has the right to maintain a Leverage Ratio of greater than 60.0% but less than or equal to 65.0% for up to four consecutive fiscal quarters during the term of the Facility following an acquisition of one or more Assets for a purchase price and other consideration in an amount not less than 5% of Total Asset Value.
(4)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Global Revolving Credit Facility.
(5)	Calculated as current quarter annualized Consolidated EBITDA to current quarter annualized Interest Expense (including capitalized interest and debt discounts).
(6)	Assets must satisfy certain conditions to qualify for inclusion as an Unencumbered Asset under the Global Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Portfolio Summary (1)

As of March 31, 2013

	3/31/2013	12/31/2012

Number of Properties:
Domestic	95	91
International	27	26
Unconsolidated Joint Ventures	3	3

	125	120

Number of Buildings:
Domestic	144	138
International	31	30
Unconsolidated Joint Ventures	3	3

	178	171

Number of Markets:
Domestic	20	20
International	10	10
Unconsolidated Joint Ventures	2	2

	32	32

Net Rentable Square Feet: (2)
Domestic	17,371,366	16,774,252
International	2,787,474	2,714,505
Unconsolidated Joint Ventures	447,669	400,639

	20,606,509	19,889,396

Space Held for Development Square Feet:
Domestic	2,182,779	2,068,832
International	405,255	358,425
Unconsolidated Joint Ventures	0	0

	2,588,034	2,427,257

Portfolio Occupancy (3)	94.0%	94.4%

Same Store Pool Occupancy (3)	93.1%	93.7%

(1)	Includes properties held through three unconsolidated joint ventures: 2001 Sixth Avenue, Seattle; 2020 Fifth Avenue, Seattle; and 33 Chun Choi Street, Hong Kong.
(2)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

Note:	43940 Digital Loudoun Plaza - G, Northern Virginia is a completed development project built from land acquired in 2011. It has been added to our operating property count as of March 31, 2013.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Properties Acquired

For the three months ended March 31, 2013

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)		Net Rentable Square Feet (1)	Space Held For Development	Percentage of Total Net Rentable Square Feet Occupied (2)

1900 S. Price Road	Phoenix, Arizona	Jan-13	$24.0		118,348	108,926	100.0%
17201 Waterview Parkway	Dallas, Texas	Jan-13	$8.5		61,750	—	100.0%
371 Gough Road	Toronto, Canada	Mar-13	$8.4	(3)	64,546	55,495	100.0%
1500 Towerview Road	Minneapolis/St.Paul, Minnesota	Mar-13	$37.0		328,765	—	100.0%

			$77.9		573,409	164,421	100.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy percentages are calculated net of square footage of space held for development.
(3)	Purchase price in USD is based on the exchange rate on the date of acquisition.

Note: 43940 Digital Loudoun Plaza - G, Northern Virginia is a completed development project built from land acquired in 2011. It has been added to our operating property count as of March 31, 2013.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Occupancy Analysis

As of March 31, 2013

(Dollar amounts in thousands)

				Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	Occupancy (3)				Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Buildings	Acquisition Date	Property Type				As of 03/31/13	As of 12/31/12	As of 9/30/12	As of 6/30/12

NORTH AMERICA

Dallas
2323 Bryan Street	1	Jan-02	Internet Gateway	453,539	23,568	15,579	76.5%	77.7%	76.9%	76.1%	2.2%	1.5%
2501 S. State Hwy. 121	9	Feb-12	Data Center	829,372	—	13,308	98.5%	99.7%	98.5%	98.5%	4.0	1.3
2440 Marsh Lane	1	Jan-03	Data Center	135,250	—	12,059	94.7%	91.9%	91.9%	85.9%	0.7	1.1
1232 Alma Rd RS 100	1	Sep-09	Data Center	105,726	—	11,777	89.0%	89.0%	99.4%	99.5%	0.5	1.1
4849 Alpha Road	1	Apr-04	Data Center	125,538	—	11,138	100.0%	100.0%	99.7%	99.7%	0.6	1.1
4025 Midway Road	1	Jan-06	Data Center	100,590	—	10,121	98.4%	98.4%	99.9%	99.9%	0.5	1.0
400 S. Akard	1	Jun-12	Internet Gateway	269,563	—	7,917	94.7%	94.7%	94.7%	84.6%	1.3	0.7
11830 Webb Chapel Road	1	Aug-04	Data Center	365,647	—	7,735	96.3%	96.3%	88.1%	88.1%	1.8	0.7
900 Quality Way	1	Sep-09	Data Center	33,680	81,242	6,278	100.0%	100.0%	100.0%	100.0%	0.2	0.6
14901 FAA Boulevard	3	Jun-06	Data Center	263,700	—	5,061	100.0%	100.0%	100.0%	100.0%	1.3	0.5
900 Dorothy Drive	1	Aug-10	Data Center	56,176	—	1,612	100.0%	100.0%	100.0%	100.0%	0.3	0.2
1215 Integrity Drive (4)	1	Sep-09	Data Center	61,750	—	1,310	94.6%	100.0%	100.0%	N/A	0.3	0.1
904 Quality Way	1	Sep-09	Data Center	46,750	—	972	100.0%	100.0%	100.0%	N/A	0.2	0.1
17201 Waterview Parkway	1	Jan-13	Data Center	61,750	—	704	100.0%	N/A	N/A	N/A	0.3	0.1
905 Security Row	1	Sep-09	Data Center	—	249,657	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1210 Integrity Drive	1	Sep-09	Data Center	—	246,940	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
1301 International Parkkway	1	Sep-09	Data Center	—	20,500	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				2,909,031	621,907	105,571	94.2%	94.5%	93.4%	91.7%	14.2%	10.1%

Silicon Valley
3011 Lafayette Street	1	Jan-07	Data Center	90,780	—	10,553	100.0%	100.0%	100.0%	100.0%	0.4%	1.0%
1350 Duane & 3080 Raymond	2	Oct-09	Data Center	185,000	—	10,273	100.0%	100.0%	100.0%	100.0%	0.9	1.0
1100 Space Park Drive	1	Nov-04	Internet Gateway	165,297	—	9,597	100.0%	100.0%	100.0%	92.7%	0.8	0.9
1500 Space Park Drive	1	Sep-07	Data Center	51,615	—	9,325	100.0%	100.0%	100.0%	100.0%	0.3	0.9
1525 Comstock Street	1	Sep-07	Data Center	42,385	—	8,649	100.0%	100.0%	100.0%	100.0%	0.2	0.8
3105 and 3205 Alfred Street	2	May-10	Data Center	49,858	—	8,371	87.9%	87.9%	87.9%	87.9%	0.2	0.8
2045 & 2055 LaFayette Street	2	May-04	Data Center	300,000	—	7,200	100.0%	100.0%	100.0%	100.0%	1.5	0.7
1725 Comstock Street	1	Apr-10	Data Center	39,643	—	6,870	100.0%	100.0%	100.0%	100.0%	0.2	0.6
150 South First Street	1	Sep-04	Data Center	179,761	—	6,506	93.7%	93.7%	93.7%	93.7%	0.9	0.6
1201 Comstock Street	1	Jun-08	Data Center	24,000	—	4,736	100.0%	100.0%	100.0%	100.0%	0.1	0.4
2334 Lundy Place	1	Dec-02	Data Center	130,752	—	4,525	100.0%	100.0%	100.0%	100.0%	0.6	0.4
4650 Old Ironsides Drive	1	Jun-05	Data Center	124,383	—	4,010	100.0%	100.0%	100.0%	100.0%	0.6	0.4
2401 Walsh Street	1	Jun-05	Data Center	167,932	—	3,834	100.0%	100.0%	100.0%	100.0%	0.8	0.4
2950 Zanker Road	1	Aug-10	Data Center	69,700	—	3,060	100.0%	100.0%	100.0%	100.0%	0.3	0.3
2403 Walsh Street	1	Jun-05	Data Center	103,940	—	2,373	100.0%	100.0%	100.0%	100.0%	0.5	0.2
4700 Old Ironsides Drive	1	Jun-05	Data Center	90,139	—	2,058	100.0%	100.0%	100.0%	100.0%	0.4	0.2
444 Toyama Drive	1	Sep-09	Data Center	42,083	—	1,885	100.0%	100.0%	100.0%	100.0%	0.2	0.2
2805 Lafayette Street (5)	1	Aug-10	Data Center	32,133	117,867	—	0.0%	0.0%	0.0%	0.0%	0.2	0.0

				1,889,401	117,867	103,825	97.4%	97.4%	99.1%	98.4%	9.1%	9.8%

Northern Virginia
43881 Devin Shafron Drive	1	Mar-07	Data Center	180,000	—	18,794	100.0%	100.0%	100.0%	100.0%	0.8%	1.8%
43915 Devin Shafron Drive - A	1	May-09	Data Center	129,033	3,247	15,878	100.0%	100.0%	100.0%	100.0%	0.6	1.5
43791 Devin Shafron Drive - D	1	Mar-07	Data Center	132,806	2,194	9,804	77.4%	77.4%	77.4%	100.0%	0.6	0.9
43830 Devin Shafron Drive - F	1	May-09	Data Center	99,652	13,598	9,638	84.4%	84.4%	84.3%	74.6%	0.5	0.9
4050 Lafayette Center Drive	1	Jul-10	Data Center	42,374	—	6,655	99.0%	99.0%	99.0%	99.0%	0.2	0.6
4030 Lafayette Center Drive	1	Jul-10	Data Center	72,696	—	5,885	100.0%	100.0%	100.0%	100.0%	0.4	0.6
43940 Digital Loudoun Plaza - G	1	Apr-11	Data Center	54,124	—	4,825	100.0%	N/A	N/A	N/A	0.3	0.5
45901 & 45845 Nokes Boulevard	2	Dec-09	Data Center	167,160	—	4,685	100.0%	100.0%	100.0%	100.0%	0.8	0.4
44470 Chilum Place	1	Feb-07	Data Center	95,440	—	4,419	100.0%	100.0%	100.0%	100.0%	0.5	0.4
43790 Devin Shafron Drive - E	1	May-09	Data Center	152,138	—	3,134	100.0%	100.0%	100.0%	100.0%	0.7	0.3
21110 Ridgetop Circle	1	Jan-07	Data Center	135,513	—	2,993	100.0%	100.0%	100.0%	100.0%	0.7	0.3
21561 & 21571 Beaumeade Circle	2	Dec-09	Data Center	164,453	—	2,931	100.0%	100.0%	100.0%	100.0%	0.8	0.3
1506 Moran Road	2	Dec-11	Data Center	78,295	—	2,371	100.0%	100.0%	100.0%	100.0%	0.4	0.2
21551 Beaumeade Circle	1	Dec-09	Data Center	152,504	—	2,088	100.0%	100.0%	100.0%	100.0%	0.7	0.2
1807 Michael Faraday Court	1	Oct-06	Data Center	19,237	—	1,892	100.0%	100.0%	100.0%	100.0%	0.1	0.2
7505 Mason King Court	1	Nov-08	Data Center	109,650	—	1,865	100.0%	100.0%	100.0%	100.0%	0.5	0.2
251 Exchange Place	1	Nov-05	Data Center	70,982	—	1,689	100.0%	100.0%	100.0%	100.0%	0.3	0.2
43831 Devin Shafron Drive - C	1	Mar-07	Data Center	117,071	—	1,538	100.0%	100.0%	100.0%	100.0%	0.6	0.1
8100 Boone Boulevard	2	Oct-06	Data Center	17,015	—	613	14.9%	24.4%	24.9%	24.9%	0.1	0.1
4040 Lafayette Center Drive	1	Jul-10	Data Center	—	30,333	—	N/A	N/A	N/A	N/A	0.0	0.0

				1,990,143	49,372	101,697	97.0%	97.0%	96.9%	98.4%	9.6%	9.7%

New York
365 S Randolphville Road	1	Feb-08	Data Center	188,754	76,038	19,944	98.7%	98.5%	95.8%	88.6%	0.9%	1.9%
3 Corporate Place	1	Dec-05	Data Center	276,931	—	19,027	100.0%	100.0%	100.0%	100.0%	1.3	1.8
111 Eighth Avenue (6)	1	Oct-06	Internet Gateway	116,843	—	18,670	92.0%	100.0%	99.3%	99.3%	0.6	1.8
300 Boulevard East	1	Nov-02	Data Center	346,819	22,962	18,009	92.7%	92.3%	89.9%	89.9%	1.7	1.7
60 & 80 Merritt Boulevard	1	Jan-10	Data Center	192,933	—	16,375	100.0%	100.0%	100.0%	100.0%	0.9	1.6
650 Randolph Road	1	Jun-08	Data Center	—	127,790	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0
410 Commerce Boulevard (7)	0	Aug-12	Data Center	—	—	—	N/A	N/A	N/A	N/A	0.0	0.0
701 Union Boulevard	0	Nov-12	Data Center	—	271,000		N/A	N/A	N/A	N/A	0.0	0.0

				1,122,280	497,790	92,025	96.7%	97.3%	96.0%	94.9%	5.4%	8.8%

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Occupancy Analysis

As of March 31, 2013

(Dollar amounts in thousands)

				Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	Occupancy (3)				Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Buildings	Acquisition Date	Property Type				As of 03/31/13	As of 12/31/12	As of 9/30/12	As of 6/30/12

Chicago
350 E Cermak Road	1	May-05	Internet Gateway	1,129,226	4,513	68,976	98.5%	98.5%	98.5%	98.3%	5.5%	6.5%
600-780 S. Federal	1	Sep-05	Internet Gateway	120,898	40,649	7,095	92.7%	79.0%	76.6%	76.6%	0.6	0.7
9333, 9355, 9377 Grand Avenue	3	May-12	Data Center	457,429	117,515	1,895	100.0%	100.0%	100.0%	100.0%	2.2	0.2

				1,707,553	162,677	77,966	98.5%	97.3%	97.1%	97.0%	8.3%	7.4%

San Francisco
200 Paul Avenue 1-4	4	Nov-04	Internet Gateway	494,120	33,560	27,882	99.0%	99.3%	99.3%	96.3%	2.4%	2.6%
365 Main Street	1	Jul-10	Data Center	226,981	—	26,577	82.1%	84.0%	91.6%	91.7%	1.1	2.5
720 2nd Street	1	Jul-10	Data Center	121,220	—	14,426	86.0%	89.5%	87.7%	87.4%	0.6	1.4
360 Spear Street	1	Dec-11	Data Center	154,950	—	8,188	100.0%	100.0%	100.0%	100.0%	0.8	0.8

				997,271	33,560	77,073	93.8%	94.7%	96.2%	94.8%	4.9%	7.3%

Phoenix
2121 South Price Road	1	Jul-10	Data Center	367,665	151,814	37,580	83.1%	80.3%	84.1%	84.1%	1.8%	3.6%
120 E Van Buren	1	Jul-06	Internet Gateway	287,514	—	20,804	87.8%	88.2%	91.1%	91.2%	1.4	2.0
2055 East Technology Circle	1	Oct-06	Data Center	76,350	—	8,478	100.0%	100.0%	100.0%	100.0%	0.4	0.8
1900 S. Price Road	3	Jan-13	Data Center	118,348	108,926	1,450	100.0%	N/A	N/A	N/A	0.6	0.1

				849,877	260,740	68,312	88.6%	85.5%	88.7%	88.7%	4.2%	6.5%

Boston
128 First Avenue	1	Jan-10	Data Center	274,750	—	22,836	97.8%	97.3%	97.1%	99.2%	1.3%	2.2%
Digital 55 Middlesex LLC	1	Jan-10	Data Center	106,000	—	11,626	95.1%	96.2%	96.2%	90.5%	0.5	1.1
100 Quannapowitt Parkway	2	Jun-04	Data Center	286,550	100,406	6,752	90.4%	89.7%	89.6%	88.7%	1.4	0.6
115 Second Avenue	1	Oct-05	Data Center	66,730	—	3,756	100.0%	100.0%	100.0%	100.0%	0.3	0.4
600 Winter Street	1	Sep-06	Data Center	30,400	—	760	100.0%	100.0%	100.0%	100.0%	0.2	0.1

				764,430	100,406	45,730	94.9%	94.7%	94.5%	94.2%	3.7%	4.4%

Los Angeles
600 West Seventh Street	1	May-04	Internet Gateway	489,722	—	23,388	98.3%	98.4%	98.7%	98.4%	2.4%	2.2%
2260 East El Segundo Boulevard	1	Jul-10	Data Center	132,240	—	12,836	99.6%	99.6%	100.0%	100.0%	0.6	1.2
200 North Nash Street	1	Jun-05	Data Center	113,606	—	2,595	100.0%	100.0%	100.0%	100.0%	0.6	0.2
3015 Winona Avenue	1	Dec-04	Data Center	82,911	—	1,706	100.0%	100.0%	100.0%	100.0%	0.4	0.2
3300 East Birch Street	1	Aug-03	Data Center	68,807	—	1,593	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				887,286	—	42,118	99.0%	99.1%	99.3%	99.1%	4.3%	3.9%

Atlanta
375 Riverside Parkway	1	Jun-03	Data Center	250,191	—	8,481	100.0%	100.0%	99.2%	99.2%	1.2%	0.8%
760 Doug Davis Drive	1	Dec-11	Data Center	334,306	—	6,467	100.0%	100.0%	100.0%	100.0%	1.6	0.6
101 Aquila Way	1	Apr-06	Data Center	313,581	—	1,437	100.0%	100.0%	100.0%	100.0%	1.5	0.1

				898,078	—	16,385	100.0%	100.0%	99.8%	99.8%	4.3%	1.5%

Philadelphia
833 Chestnut Street	1	Mar-05	Data Center	592,295	62,463	13,230	91.4%	92.0%	92.0%	92.0%	2.9%	1.3%

				592,295	62,463	13,230	91.4%	92.0%	92.0%	92.0%	2.9%	1.3%

Houston
Digital Houston	6	Apr-06	Data Center	282,483	18,222	11,296	92.2%	91.9%	84.5%	77.1%	1.3%	1.1%

				282,483	18,222	11,296	92.2%	91.9%	84.5%	77.1%	1.3%	1.1%

Denver
11900 East Cornell Avenue	1	Sep-12	Data Center	285,840	—	6,416	94.3%	94.3%	94.3%	N/A	1.4%	0.6%
8534 Concord Center Drive	1	Jun-05	Data Center	85,660	—	3,674	100.0%	100.0%	100.0%	100.0%	0.4	0.3

				371,500	—	10,090	95.6%	95.6%	95.6%	100.0%	1.8%	0.9%

St. Louis
900 Walnut Street	1	Aug-07	Internet Gateway	105,776	6,490	4,498	99.9%	99.9%	99.9%	99.9%	0.5%	0.4%
210 N Tucker Boulevard	1	Aug-07	Data Center	184,490	152,926	4,383	83.3%	83.3%	71.7%	76.2%	0.9	0.4

				290,266	159,416	8,881	89.3%	89.3%	82.0%	85.5%	1.4%	0.8%

Portland
3825 NW Aloclek Place	1	Aug-11	Data Center	48,574	—	7,993	100.0%	100.0%	100.0%	N/A	0.2%	0.8%

				48,574	—	7,993	100.0%	100%	100%	N/A	0.2%	0.8%

Minneapolis/St. Paul
1500 Towerview Road	1	Mar-13	Data Center	328,765	—	4,438	100.0%	N/A	N/A	N/A	1.6%	0.5%
1125 Energy Park Drive	1	Mar-05	Data Center	112,827	—	1,437	100.0%	100.0%	100.0%	100.0%	0.5	0.2

				441,592	—	5,875	100.0%	100.0%	100.0%	100.0%	2.1%	0.7%

Miami
36 NE 2nd Street	1	Jan-02	Internet Gateway	162,140	—	5,108	99.1%	99.1%	95.9%	95.9%	0.8%	0.5%
2300 NW 89th Place	2	Sep-06	Data Center	64,174	—	673	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				226,314	—	5,781	99.3%	99.3%	97.0%	97.0%	1.1%	0.6%

Sacramento
11085 Sun Center Drive	1	Sep-11	Data Center	69,048	—	2,794	100.0%	100.0%	100.0%	100.0%	0.3%	0.3%
3065 Gold Camp Drive	1	Oct-04	Data Center	40,394	23,397	1,912	100.0%	100.0%	100.0%	33.6%	0.2	0.2

				109,442	23,397	4,706	100.0%	100.0%	100.0%	75.8%	0.5%	0.5%

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Occupancy Analysis

As of March 31, 2013

(Dollar amounts in thousands)

				Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	Occupancy (3)				Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Buildings	Acquisition Date	Property Type				As of 03/31/13	As of 12/31/12	As of 9/30/12	As of 6/30/12

Charlotte
125 North Myers	1	Aug-05	Internet Gateway	25,402	—	1,395	100.0%	100.0%	100.0%	100.0%	0.1%	0.1%
731 East Trade Street	1	Aug-05	Internet Gateway	40,879	—	1,311	100.0%	100.0%	100.0%	100.0%	0.2	0.1
113 North Myers	1	Aug-05	Internet Gateway	29,218	—	942	100.0%	100.0%	100.0%	100.0%	0.1	0.1

				95,499	—	3,648	100.0%	100.0%	100.0%	100.0%	0.4%	0.3%

Toronto, Canada
6800 Millcreek Drive	1	Apr-06	Data Center	83,758	—	2,034	100.0%	100.0%	100.0%	100.0%	0.4%	0.2%
371 Gough Road	1	Mar-13	Data Center	64,546	55,495	352	100.0%	N/A	N/A	N/A	0.3	0.0

				148,304	55,495	2,386	100.0%	100.0%	100.0%	100.0%	0.7%	0.2%

Austin
8025 North Interstate 35	1	May-12	Data Center	62,237	—	934	100.0%	100.0%	100.0%	100.0%	0.3%	0.1%
7620 Metro Center Drive	1	Dec-05	Data Center	45,000	—	325	69.6%	69.6%	69.6%	67.1%	0.2	0.0
7500 Metro Center Drive	1	Dec-05	Data Center	—	74,962	—	0.0%	0.0%	0.0%	0.0%	0.0	0.0

				107,237	74,962	1,259	87.2%	87.2%	87.2%	86.2%	0.5%	0.1%

EUROPE

London, England
Unit 21 Goldsworth Park Trading Estate	1	Jul-12	Data Center	348,748	131,252	49,587	99.4%	99.3%	98.9%	N/A	1.7%	4.7%
Watford (8)	1	Jul-12	Data Center	133,000	—	17,959	97.3%	97.3%	97.6%	N/A	0.6	1.7
Croydon (9)	1	Jul-12	Data Center	120,000	—	15,326	100.0%	100.0%	100.0%	N/A	0.6	1.5
3 St. Anne’s Boulevard	1	Dec-07	Data Center	96,147	—	12,734	74.9%	73.2%	72.7%	65.7%	0.5	1.2
Mundells Roundabout	1	Apr-07	Data Center	113,464	—	7,750	100.0%	100.0%	100.0%	100.0%	0.6	0.7
Cressex 1	1	Dec-07	Data Center	50,847	—	7,163	100.0%	100.0%	100.0%	100.0%	0.2	0.7
6 Braham Street	1	Jul-02	Internet Gateway	63,233	—	4,733	100.0%	100.0%	100.0%	100.0%	0.3	0.4
2 St. Anne’s Boulevard	1	Dec-07	Data Center	30,612	—	3,331	100.0%	100.0%	100.0%	100.0%	0.1	0.3
1 St. Anne’s Boulevard	1	Dec-07	Data Center	20,219	—	275	100.0%	100.0%	100.0%	100.0%	0.1	0.0
Fountain Court	1	Jul-11	Data Center	42,764	89,814	155	16.8%	16.8%	37.6%	0.0%	0.2	0.0

				1,019,034	221,066	119,013	93.6%	93.3%	95.4%	91.2%	4.9%	11.2%

Paris, France
114 Rue Ambroise Croizat	2	Dec-06	Internet Gateway	332,795	19,351	20,104	93.5%	93.5%	93.5%	93.5%	1.6%	1.9%
1 Rue Jean-Pierre	1	Dec-12	Data Center	104,666	—	4,487	100.0%	100.0%	N/A	N/A	0.5	0.4
127 Rue de Paris	1	Dec-12	Data Center	59,991	—	1,923	100.0%	100.0%	N/A	N/A	0.3	0.2
Liet-dit ie Christ de Saclay	1	Dec-12	Data Center	21,337	—	641	100.0%	100.0%	N/A	N/A	0.1	0.1

				518,789	19,351	27,155	95.8%	95.8%	93.5%	93.5%	2.5%	2.6%

Dublin, Ireland
Unit 9 Blanchardstown Corporate Center	1	Dec-06	Data Center	120,000	—	10,058	97.1%	98.4%	97.7%	98.8%	0.6%	1.0%
Clonshaugh Industrial Estate II	1	Aug-05	Data Center	124,500	—	8,515	100.0%	100.0%	100.0%	100.0%	0.6	0.8
Clonshaugh Industrial Estate I	1	Feb-06	Data Center	20,000	—	1,514	100.0%	100.0%	100.0%	100.0%	0.1	0.1

				264,500	—	20,087	98.7%	99.3%	98.9%	99.4%	1.3%	1.9%

Amsterdam, Netherlands
Paul van Vlissingenstraat 16	1	Aug-05	Data Center	112,472	—	7,103	100.0%	81.4%	81.4%	81.0%	0.5%	0.7%
Cateringweg 5	1	Jun-10	Data Center	55,972	—	5,365	100.0%	100.0%	100.0%	100.0%	0.3	0.5
Naritaweg 52	1	Dec-07	Data Center	63,260	—	2,577	100.0%	100.0%	100.0%	100.0%	0.3	0.2
Gyroscoopweg 2E-2F	2	Jul-06	Data Center	55,585	—	1,215	100.0%	100.0%	100.0%	100.0%	0.3	0.1

				287,289	—	16,260	100.0%	92.7%	92.7%	92.4%	1.4%	1.5%

Manchester, England
Manchester Technopark	1	Jun-08	Data Center	38,016	—	1,790	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

				38,016	—	1,790	100.0%	100.0%	100.0%	100.0%	0.2%	0.2%

Geneva, Switzerland
Chemin de l Epinglier 2	1	Nov-05	Data Center	59,190	—	1,673	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

				59,190	—	1,673	100.0%	100.0%	100.0%	100.0%	0.3%	0.2%

ASIA PACIFIC

Singapore
29A International Business Park	1	Nov-10	Data Center	306,172	64,328	12,418	81.1%	77.2%	58.9%	55.9%	1.5%	1.2%

				306,172	64,328	12,418	81.1%	77.2%	58.9%	55.9%	1.5%	1.2%

Melbourne
98 Radnor Drive	1	Jun-11	Data Center	52,988	—	7,366	100.0%	100.0%	N/A	N/A	0.3%	0.7%

				52,988	—	7,366	100.0%	100.0%	N/A	N/A	0.3%	0.7%

Sydney
1-23 Templar Road	1	Feb-11	Data Center	41,202	45,015	1,592	16.8%	16.8%	N/A	N/A	0.2%	0.1%
23 Waterloo Road	1	Nov-12	Data Center	51,990	—	1,442	100.0%	100.0%	N/A	N/A	0.3	0.1

				93,192	45,015	3,034	63.2%	63.2%	N/A	N/A	0.5%	0.2%

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Occupancy Analysis

As of March 31, 2013

(Dollar amounts in thousands)

				Net Rentable Square Feet (1)	Space Held for Development	Annualized Rent ($000) (2)	Occupancy (3)				Net Rentable Square Feet as a % of Total Portfolio	Annualized Rent as a % of Total Portfolio
Property	Buildings	Acquisition Date	Property Type				As of 03/31/13	As of 12/31/12	As of 9/30/12	As of 6/30/12

NON-DATACENTER PROPERTIES

34551 Ardenwood Boulevard	4	Jan-03	Technology Manufacturing	307,657	—	4,401	52.0%	100.0%	100.0%	100.0%	1.5%	0.4%
2010 East Centennial Circle	1	May-03	Technology Manufacturing	113,405	—	3,194	100.0%	100.0%	100.0%	100.0%	0.6	0.3
1 Savvis Parkway	1	Aug-07	Technology Office	156,000	—	3,042	100.0%	100.0%	100.0%	100.0%	0.8	0.3
908 Quality Way	1	Sep-09	Technology Office	14,400	—	25	100.0%	100.0%	100.0%	100.0%	0.1	0.0
47700 Kato Road & 1055 Page Avenue	2	Sep-03	Technology Manufacturing	199,352	—	—	0.0%	0.0%	0.0%	0.0%	1.0	0.0

				790,814	—	10,662	56.1%	74.8%	76.4%	56.1%	4.0%	1.0%

Consolidated Portfolio Total/Weighted Average	175			20,158,840	2,588,034	1,025,305	94.0%	94.4%	94.2%	93.5%	97.8%	97.4%

UNCONSOLIDATED JOINT VENTURES

Seattle
2001 Sixth Avenue	1	Nov-06	Data Center	400,639	—	24,165	92.7%	93.7%	94.1%	93.7%	2.0%	2.3%
2020 Fifth Avenue	1	Oct-11	Data Center	47,030	—	3,120	100.0%	N/A	N/A	N/A	0.2	0.3

				447,669	—	27,285	93.5%	93.7%	94.1%	93.7%	2.2%	2.6%

Hong Kong
33 Chun Choi Street	1	Oct-12	Data Center	—	—	—	N/A	N/A	N/A	N/A	0.0%	0.0%

				—	—	—	N/A	N/A	N/A	N/A	0.0%	0.0%

Unconsolidated Portfolio Total/Weighted Average	3			447,669	—	27,285

Portfolio Total/Weighted Average	178			20,606,509	2,588,034	1,052,590	94.0%	94.4%	94.2%	93.5%	100.0%	100.0%

(1)	We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2013 multiplied by 12.
(3)	Occupancy excludes space held for development. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(4)	Building formerly referred to as 1215 Datacenter Park.
(5)	Building formerly referred to as 800 Central Expressway.
(6)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(7)	Includes approximately 27,943 rentable square feet from a leasehold interest acquisition.
(8)	Building formerly referred to as The Chess Building.
(9)	Building formerly referred to as Unit B Prologis Park.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Top 20 Tenants by Annualized Rent

As of March 31, 2013

(Dollar amounts in thousands)

Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1 CenturyLink, Inc. (3)	35	2,784,432	13.8%	$93,580	9.1%	95
2 TelX Group, Inc.	12	323,626	1.6%	$43,624	4.3%	177
3 Softlayer Technologies, Inc.	8	372,979	1.9%	$41,138	4.0%	108
4 Equinix Operating Company, Inc.	9	878,062	4.4%	$34,034	3.3%	71
5 Morgan Stanley	5	182,592	0.9%	$27,420	2.7%	38
6 Facebook, Inc.	3	206,283	1.0%	$27,130	2.6%	73
7 AT & T	18	660,442	3.3%	$26,090	2.5%	70
8 Verizon Communications, Inc.	31	378,463	1.9%	$22,073	2.2%	66
9 Deutsche Bank AG	3	112,961	0.6%	$21,266	2.1%	64
10 NTT Communications Company	6	321,061	1.6%	$19,237	1.9%	76
11 Level 3 Communications, LLC	36	375,887	1.9%	$15,263	1.5%	88
12 Amazon	7	457,135	2.3%	$13,921	1.4%	94
13 SunGard Availability Services LP	6	315,427	1.6%	$13,583	1.3%	75
14 Nomura International PLC	2	63,137	0.3%	$11,813	1.2%	82
15 Pfizer, Inc.	1	97,069	0.5%	$11,202	1.1%	57
16 TATA Communications (UK)	3	112,533	0.6%	$10,741	1.0%	57
17 Yahoo! Inc.	2	110,847	0.5%	$10,668	1.0%	55
18 BT Americas, Inc.	3	67,685	0.3%	$10,028	1.0%	51
19 Microsoft Corporation	3	324,652	1.6%	$9,718	0.9%	32
20 Sprint Communications Co., LP	6	173,319	0.9%	$9,715	0.9%	18

Total/Weighted Average		8,318,592	41.5%	$472,244	46.0%	83

(1)	Occupied square footage is defined as leases that commenced on or before March 31, 2013. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized base rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2013 multiplied by 12.
(3)	Represents leases with Savvis Communications Corporation and Qwest Communications International Inc. (or affiliates thereof), which are our direct tenants. CenturyLink, Inc. acquired Qwest in Q2 2011 and Savvis in Q3 2011, and Qwest and Savvis are now wholly owned subsidiaries of CenturyLink.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Lease Expirations and Lease Distribution

Lease Expirations

As of March 31, 2013

(Dollar amounts in thousands)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		1,215,139	6.0%		0.0%
Month to Month(4)	109	80,150	0.4%	$8,520	0.8%	$106.30	$113.76	$9,118
2013	211	492,029	2.4%	45,727	4.5%	92.94	93.86	46,184
2014	296	1,408,340	7.0%	101,719	9.9%	72.23	74.34	104,701
2015	226	2,400,981	11.9%	86,951	8.5%	36.21	38.14	91,581
2016	199	1,814,882	9.0%	84,156	8.2%	46.37	51.25	93,018
2017	172	1,436,791	7.1%	70,988	6.9%	49.41	53.97	77,540
2018	116	1,206,268	6.0%	74,630	7.3%	61.87	70.23	84,721
2019	110	1,847,449	9.2%	135,263	13.2%	73.22	84.39	155,906
2020	80	881,412	4.4%	63,441	6.2%	71.98	87.17	76,833
2021	82	1,545,645	7.7%	76,041	7.4%	49.20	62.16	96,084
2022	86	1,453,663	7.2%	67,409	6.6%	46.37	56.51	82,148
Thereafter	270	4,376,091	21.7%	210,460	20.5%	48.09	64.24	281,101

Portfolio Total / Weighted Average	1,957	20,158,840	100.0%	$1,025,305	100.0%	$54.12	$63.29	$1,198,935

Lease Distribution

As of March 31, 2013

(Dollar amounts in thousands)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			1,215,139	6.0%	—	0.0%
2,500 or less	1,201	61.4%	605,563	3.0%	$54,667	5.3%
2,501 - 10,000	335	17.1%	2,008,801	10.0%	173,169	16.9%
10,001 - 20,000	198	10.1%	2,938,247	14.5%	256,333	25.0%
20,001 - 40,000	113	5.8%	3,319,093	16.5%	230,483	22.5%
40,001 - 100,000	76	3.9%	4,838,624	24.0%	187,565	18.3%
Greater than 100,000	34	1.7%	5,233,373	26.0%	123,088	12.0%

Portfolio Total	1,957	100.0%	20,158,840	100.0%	$1,025,305	100.0%

(1)	Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2013 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Lease Expirations - By Product Type

As of March 31, 2013

(Dollar amounts in thousands)

TURN-KEY FLEX

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		323,223	1.6%	—	0.0%
Month to Month(4)	43	48,429	0.2%	$5,965	0.6%	$123.17	$125.59	$6,082
2013	79	242,640	1.2%	31,476	3.1%	129.72	131.44	31,892
2014	109	363,145	1.8%	55,290	5.4%	152.25	156.58	56,863
2015	71	159,757	0.8%	18,698	1.8%	117.04	124.48	19,887
2016	84	319,592	1.6%	44,907	4.4%	140.51	157.52	50,343
2017	74	407,826	2.0%	44,660	4.4%	109.51	121.56	49,574
2018	52	362,348	1.8%	47,281	4.6%	130.49	150.17	54,415
2019	42	570,030	2.8%	90,750	8.9%	159.20	183.70	104,713
2020	35	282,170	1.4%	43,430	4.2%	153.91	189.56	53,488
2021	43	427,163	2.1%	53,827	5.2%	126.01	162.33	69,343
2022	42	346,736	1.7%	38,804	3.8%	111.91	136.15	47,207
Thereafter	96	971,848	4.8%	105,352	10.3%	108.40	145.73	141,626

Portfolio Total / Weighted Average	770	4,824,907	23.8%	$580,440	56.7%	$128.94	$152.26	$685,433

POWERED BASE BUILDING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		184,682	0.9%	—	0.0%
Month to Month(4)	9	558	0.0%	$160	0.0%	$286.74	$286.74	$160
2013	16	58,219	0.3%	3,801	0.4%	65.29	65.31	3,802
2014	34	700,969	3.5%	27,943	2.7%	39.86	41.12	28,823
2015	51	1,471,743	7.3%	51,913	5.1%	35.27	36.99	54,435
2016	38	1,267,729	6.3%	30,776	3.0%	24.28	25.80	32,707
2017	18	244,914	1.2%	7,109	0.7%	29.03	31.79	7,786
2018	14	599,819	3.0%	20,928	2.0%	34.89	38.42	23,048
2019	21	1,107,817	5.5%	39,947	3.9%	36.06	41.50	45,974
2020	15	354,381	1.8%	13,335	1.3%	37.63	46.14	16,350
2021	8	680,655	3.4%	14,835	1.4%	21.80	26.66	18,146
2022	15	869,157	4.3%	25,072	2.4%	28.85	35.40	30,769
Thereafter	93	2,793,639	13.9%	97,008	9.5%	34.72	46.33	129,443

Portfolio Total / Weighted Average	332	10,334,282	51.4%	$332,827	32.4%	$32.79	$38.57	$391,443

COLOCATION

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		121,859	0.6%	—	0.0%
Month to Month(4)	28	9,567	0.1%	$2,041	0.2%	$213.34	$262.36	$2,510
2013	70	37,176	0.2%	6,390	0.6%	171.89	172.64	6,418
2014	90	63,547	0.3%	13,175	1.3%	207.33	214.79	13,649
2015	41	47,404	0.2%	9,098	0.9%	191.92	208.59	9,888
2016	18	24,096	0.1%	4,322	0.4%	179.37	230.08	5,544
2017	15	12,384	0.1%	1,985	0.2%	160.29	181.36	2,246
2018	2	3,365	0.0%	829	0.1%	246.36	280.83	945
2019	7	9,729	0.1%	987	0.1%	101.45	120.26	1,170
2020	2	1,105	0.0%	304	0.0%	275.11	329.41	364
2021	1	3,194	0.0%	276	0.0%	86.41	113.34	362
2022	—	—	0.0%	—	0.0%	—	—	—
Thereafter	1	4,534	0.0%	167	0.0%	36.72	171.15	776

Portfolio Total / Weighted Average	275	337,960	1.7%	$39,574	3.8%	$183.13	$203.02	$43,872

NON-TECHNICAL

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		585,375	2.9%	—	0.0%
Month to Month(4)	29	21,596	0.1%	$355	0.0%	$16.44	$16.95	$366
2013	46	153,994	0.8%	4,059	0.4%	26.36	26.44	4,072
2014	63	280,679	1.4%	5,312	0.5%	18.93	19.12	5,366
2015	63	722,077	3.6%	7,242	0.7%	10.03	10.21	7,372
2016	59	203,465	1.0%	4,151	0.4%	20.40	21.74	4,424
2017	65	771,667	3.8%	17,235	1.7%	22.33	23.24	17,934
2018	48	240,736	1.2%	5,592	0.5%	23.23	26.22	6,313
2019	40	159,873	0.8%	3,580	0.3%	22.39	25.33	4,049
2020	28	243,756	1.2%	6,372	0.6%	26.14	27.20	6,630
2021	30	434,633	2.2%	7,104	0.7%	16.34	18.94	8,233
2022	29	237,770	1.2%	3,534	0.3%	14.86	17.55	4,172
Thereafter	80	606,070	2.9%	7,928	1.0%	13.08	15.27	9,256

Portfolio Total / Weighted Average	580	4,661,691	23.1%	$72,464	7.1%	$17.78	$19.18	$78,187

(1)	Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of March 31, 2013 multiplied by 12.
(4)	Includes leases, licenses and similar agreements that upon expiration have been automatically renewed on a month-to-month basis.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Summary of Leasing Activity

Leases Signed in the Quarter Ended March 31, 2013

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Terms (months)

Leasing Activity (4)

Renewals Signed
Turn-Key Flex (5)	4	46,571	$157.67	$137.94	(12.5%)	$0.63	106.7
Powered Base Building	3	145,109	$28.35	$35.29	24.5%	$37.34	147.2
Custom Solutions	0	—	—	—		—	—
Colocation	9	3,681	$182.28	$207.84	14.0%	$2.25	20.2
Non-technical	7	30,095	$23.43	$24.74	5.6%	$2.63	108.0

New Leases Signed
Turn-Key Flex	10	47,259		$163.01		$46.34	98.9
Powered Base Building	0	—	—	—		—	—
Custom Solutions	14	272,753		$119.13		$13.25	160.3
Colocation	20	8,842		$226.19		$67.87	48.3
Non-technical	13	53,448		$28.45		$10.45	94.7

Leasing Activity Summary (4)

Turn-Key Flex	14	93,830	—	$150.57
Powered Base Building	3	145,109	—	$35.29
Custom Solutions	14	272,753	—	$119.13
Colocation	29	12,523	—	$220.80
Non-technical	20	83,543	—	$27.11

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Excluding two TKF renewal leases in New York Metro, TKF GAAP rental rate change increased 22.7%.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Summary of Leasing Activity

Leases Commenced in the Quarter Ended March 31, 2013

	Number of Leases (1)	Rentable Square Feet (2)	Expiring Rates (3)	New Rates (3)	Rental Rate Changes	TI’s/Lease Commissions Per Square Foot	Weighted Average Lease Terms (months)

Leasing Activity (4)

Renewals Commenced
Turn-Key Flex (5)	5	62,435	$134.90	$126.03	(6.6%)	$0.61	116.9
Powered Base Building	3	145,109	$28.35	$35.29	24.5%	$37.34	147.2
Custom Solutions	0	—	—	—		—	—
Colocation	14	7,059	$182.89	$217.40	18.9%	$2.28	21.1
Non-technical	8	30,238	$23.55	$24.85	5.5%	$2.62	107.6

New Leases Commenced
Turn-Key Flex	13	100,524		$174.54		$41.92	158.2
Powered Base Building	2	39,762		$111.60		$7.03	180.5
Custom Solutions	2	30,939		$113.33		$29.29	128.0
Colocation	21	5,900		$340.69		$54.75	50.8
Non-technical	7	22,333		$28.86		$8.52	104.1

Leasing Activity Summary (4)

Turn-Key Flex	18	162,959	—	$155.95
Powered Base Building	5	184,871	—	$51.49
Custom Solutions	2	30,939	—	$113.33
Colocation	35	12,959	—	$273.53
Non-technical	15	52,571	—	$26.55

(1)	The number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including power, required support space and common area.
(3)	Rental rates represent annual estimated cash rent per rentable square foot adjusted for straight line rents in accordance with GAAP rent.
(4)	Excludes short term, roof and garage leases.
(5)	Excluding two TKF renewal leases in New York Metro, TKF GAAP rental rate change increased 28.2%.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Historical Capital Expenditures

	Three Months Ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Recurring capital expenditures (1)	$9,860,000	$14,432,000	$11,015,000	$9,229,000	$6,754,000

Non-recurring capital expenditures (2)	$232,774,000	$216,712,000	$176,141,000	$187,055,000	$167,360,000
Total net rentable square feet at period end excluding development space (3)	20,158,840	19,488,757	18,922,065	17,881,857	16,923,054

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Non-recurring capital expenditures are primarily for development of space and land not including acquisition costs. In addition, these expenditures include certain infrequent expenditures for capitalized replacement, repair, maintenance, or other projects which enhance the existing operating portfolio (e.g., electrical, mechanical and building upgrades).
(3)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Construction Activity Report

As of March 31, 2013

(in square feet unless otherwise noted)

Construction in Progress by Market

	Construction in Progress (“CIP”)
Market	Space Under Development	Land Under Development	Total Construction In Progress	Space Held for Development	Total	Percentage Leased of CIP
Atlanta	—	—	—	—	—	0.0%
Austin	74,962	—	74,962	—	74,962	0.0%
Boston	14,097	130,335	144,432	86,309	230,741	0.8%
Chicago	132,213	—	132,213	30,464	162,677	44.6%
Dallas	—	298,866	298,866	621,907	920,773	18.8%
Houston	—	124,097	124,097	18,222	142,319	69.9%
Los Angeles	—	—	—	—	—	0.0%
New York Metro	35,395	77,982	113,377	462,395	575,772	40.2%
Northern Virginia	—	164,700	164,700	49,372	214,072	57.6%
Philadelphia	—	—	—	62,463	62,463	0.0%
Phoenix	92,647	—	92,647	168,093	260,740	0.0%
Portland	—	—	—	—	—	0.0%
Sacramento	23,397	—	23,397	—	23,397	0.0%
San Francisco	—	—	—	33,560	33,560	0.0%
Silicon Valley	24,718	—	24,718	93,149	117,867	0.0%
St. Louis	91,502	—	91,502	67,914	159,416	0.0%
Toronto, Canada	—	—	—	55,495	55,495	0.0%
London, England	11,302	—	11,302	209,764	221,066	100.0%
Paris, France	—	—	—	19,351	19,351	0.0%
Singapore	—	—	—	64,328	64,328	0.0%
Melbourne, Australia	—	93,582	93,582	—	93,582	0.0%
Sydney, Australia	—	—	—	45,015	45,015	0.0%

Grand Total	500,233	889,562	1,389,795	2,087,801	3,477,596

Total US Markets	488,931	795,980	1,284,911	1,693,848	2,978,759
Total Intl Markets	11,302	93,582	104,884	393,953	498,837

Percentage Leased (¹)	17.8%	29.9%	25.5%

Construction in Progress by Product Type (2)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Turn-Key FlexSM	509,699	—	40,000	549,699	14.3%
Powered Base Building®	510,248	—	53,582	563,830	0.0%
Custom Solutions	264,964	11,302	—	276,266	100.0%

Total Construction in Progress by Product Type	1,284,911	11,302	93,582	1,389,795	25.5%

Total Development Activity (3)

	US	Europe	Asia/Pacific	Total	% Leased (1)
Total Development as of December 31, 2012	2,934,353	249,082	202,925	3,386,360
New Acquired Space Held for Development	164,421	—	—	164,421
Released Operating Space to Development	21,268	—	—	21,268
Space Delivered During the Quarter:				—
Turn-Key FlexSM	(38,602)	(8,665)	—	(47,267)	100.0%
Powered Base Building®	(16,247)	—	—	(16,247)	100.0%
Custom Solutions	(30,939)	—	—	(30,939)	100.0%
Remeasurement Adjustments	—	—	—	—

Total Development as of March 31, 2013	3,034,254	240,417	202,925	3,477,596

(1)	Represents leases signed.
(2)	Based on current estimates.
(3)	Includes space and land under development and space held for development.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Construction Projects in Progress and Total Estimated Direct Cost (1)

For the quarter ended March 31, 2013

(Dollar amounts in thousands, except for cost per square foot)

Construction Projects in Progress and Total Estimated Direct Cost	Base Building Improvement to Net Rentable Square Feet	Net Rentable Square Feet	Direct Project Cost - Spent to Date	Direct Project Cost - to Be Spent	Direct Project Total Estimated Cost	Direct Project Cost Per Net Rentable Square Foot
Turn-Key Flex Under Construction as of March 31, 2013 (2)	—	549,699	$127,120	$215,405	$342,525	$623
Custom Solutions Under Construction as of March 31, 2013 (2)	—	276,266	31,983	118,660	150,643	$545
Powered Base Building Under Construction as of March 31, 2013 (2)	—	563,830	86,845	20,755	107,600	$191
Base Building Improvements to Current in Progress Space Under Construction	—	—	112,245	42,127	154,372
Base Building Improvements to Support Future Development (3)	1,036,923	—	26,259	91,225	117,484
Base Building Improvements to Support Operating Portfolio (3)	1,756,256	—	34,908	53,354	88,262

TOTAL	2,793,179	1,389,795	$419,360	$541,526	$960,886

(1)	Includes direct project cash disbursements and project accruals; does not include capitalized costs (i.e., interest and general & administrative) or pro-rata acquisition cost.
(2)	Represents suite-specific projects based on current estimates.
(3)	Cost incurred to develop base buildings for future development and overall condition of portfolio.

DIGITAL REALTY TRUST, INC.

First Quarter 2013

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations (FFO):

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Adjusted Funds from Operations (AFFO):

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount, (iv) non-cash compensation, (v) loss from early extinguishment of debt, (vi) straight line rents, (vii) fair value of lease revenue amortization, (viii) change in fair value of contingent consideration, (ix) capitalized leasing payroll, (x) recurring tenant improvements, (xi) capitalized leasing commissions and (xii) costs of redeeming our preferred stock. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests, preferred stock dividends and costs of redeeming our preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Net Operating Income (NOI):

Net operating income, or NOI, represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.